                                                                    EXHIBIT 10.1

PROMISSORY NOTE
---------------


DATE: February 28, 2007

BORROWER: TEXAS LANDSCAPE CENTER, INC.

BORROWER'S MAILING ADDRESS (INCLUDING COUNTY):  3327 W. Wadley, Suite 3-336
                                            Midland, Midland County, Texas 79707

GUARANTORS: PENGE CORPORATION, a Nevada Corporation; K. C. HOLMES, individually;
            and KIRK FISCHER, individually

GUARANTORS' MAILING ADDRESS: 3327 W. Wadley, Suite 3-336
                             Midland, Midland County, Texas 79707

LENDER: SHANA SMITH

LENDER'S MAILING ADDRESS (INCLUDING COUNTY): 8008 Slide Road, Suite 33
                                            Lubbock, Lubbock County, Texas 79424


PLACE FOR PAYMENT (INCLUDING COUNTY): 8008 Slide Road, Suite 33
                                      Lubbock, Lubbock County, Texas 79424

PRINCIPAL AMOUNT: ONE HUNDRED THOUSAND DOLLARS ($100,000.00)


INITIAL INTEREST RATE ON UNPAID PRINCIPAL FROM DATE OF FUNDING: 12.5% per annum.

TERMS OF PAYMENT (PRINCIPAL AND INTEREST): Any and all outstanding principal and interest shall be due and payable on or before September 1, 2007.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due; (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or perform when due any other term, obligation, covenant or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender; (c) any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect, either now or at the time made or furnished; (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws;
(e) any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender; (f) any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note; (g) a material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired; (h) Lender, in good faith, deems itself insecure.

DEFAULT INTEREST RATE. In the event that all principal and interest is not paid as set forth above in the Terms of Payment provisions, then the default interest rate shall be 18% or the maximum amount provided by law.

WAIVER OF NOTICE. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance on this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender, immediately due, without notice, and then Borrower will pay that amount. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorney's fees. Borrower also will pay Lender all other amounts actually incurred by Lender as court costs, lawful fees for filing, recording or releasing to any public office any instrument securing this loan; the reasonable cost actually expended for repossessing, storing, preparing for sale and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this loan, or premiums or identifiable charges received in connection with the sale of authorized insurance. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS.

COLLATERAL.

(1) A third lien on the following Real Property:

         TRACT ONE:
         ---------
         Being LOT ONE (1), BLOCK EIGHTY NINE (89), EAST MIDLAND ADDITION,
         SECTION 2, an addition to the City of Midland, Midland County, Texas, according to the map or plat thereof, recorded in Cabinet B, Page 324, Plat Records of Midland County, Texas.

         TRACT TWO:
         ---------
         Being a 1.196 acre tract of land out of BLOCK EIGHTY FOUR (84), EAST MIDLAND ADDITION, an addition to the City of Midland, Midland County, Texas, according to the map or plat thereof, recorded in Volume 1, Page 52, Deed Records of Midland County, Texas; and being described more full by metes and bounds as follows:

         BEGINNING at a set 1/2 -inch iron rod in the southeast corner of Golf Course Road and Fairgrounds Road, located in Section 25, Block 39, T-1-S, T & P RR Company Survey, Midland County, Texas, for the northeast corner of this tract, from which the northeast corner of said
         Section 25 bears N 75(degree)23'35" W, 60.28 FEEt and N
         14(degree)36'25" E, 219.59 feet;

         THENCE S 14(degree)36'25" E, along the western boundary of Fairgrounds Road, 209.31 feet to a found 1/2 -incH IROn rod in the northern boundary of Lot 1, Block 89, East Midland Addition, as recorded in Cabinet "B", Page 324, Midland County Plat Records, for the southeast corner of this tract;

         THENCE S 74(degree)59'04" W, along the northern boundary of said Lot 1,
         247.10 feet to a found 1/2-inch iroN ROD in the northwest corner of said Lot 1 of the southwest corner of this tract;

         THENCE N 14(degree)58'21" W, 211.08 feet to a set 1/2-inch iron rod for the northwest corner of this tract;

         THENCE N 75(degree) 23'35" E, 248.44 feet to the Place of Beginning and containing 1.196 acres of land; and

(2) All trees and shrubs located at 3011 Todd Road, Midland, TX 79705 covering a wholesale value in an amount not to exceed $400,000.00.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. In particular, this section means (among other things) that Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan which would in any way or event (including demand, prepayment or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by Federal law or the laws of the State of Texas (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forego enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT, ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED this _____________ day of February, 2007.

                                          BORROWER:

                                          TEXAS LANDSCAPE CENTER, INC.


                                          BY: /S/ KC HOLMES
                                              ----------------------------------
                                              K. C. HOLMES, PRESIDENT

                                          LENDER:

                                          /s/ Shana Smith
                                          --------------------------------------
                                          SHANA SMITH

         The performance and payment by Texas Landscape Center, Inc. of the foregoing Promissory Note is hereby personally guaranteed by the undersigned:

                                         PENGE CORPORATION, a Nevada Corporation


                                         By: /s/ Kirk Fischer
                                             -----------------------------------
                                             KIRK FISCHER, CEO


                                         By: /s/ KC Holmes
                                             -----------------------------------
                                             K. C. HOLMES, President


                                             /s/ KC Holmes
                                             -----------------------------------
                                             K. C. HOLMES, Individually



                                             /s/ Kirk Fischer
                                             -----------------------------------
                                             KIRK FISCHER, Individually